                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2001



                                 COHERENT, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                             94-1622541
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

             5100 PATRICK HENRY DRIVE, SANTA CLARA, CALIFORNIA 95054
               (Address of principal executive offices) (Zip Code)

                                 (408) 764-4000
              (Registrant's telephone number, including area code)

                                [Not Applicable]
         (Former Name or Former Address, if Changed Since Last Report.)

Item 2.  Acquisition Or Disposition Of Assets

On April 30, 2001, Coherent, Inc. (Coherent, we or our) completed the sale of the assets of the Coherent Medical segment (CMG) to ESC Medical Systems, Ltd.
(ESC) for consideration preliminarily valued at $236.0 million, consisting of cash of $100.0 million, notes receivable of $12.9 million and 5,432,099 shares of ESC common stock. The final consideration will be based on the amount of the net assets as of the date of sale and the completion of the valuation of the ESC common stock. The agreement provides for an adjustment to the notes received if the actual net assets sold are more or less than a predetermined amount. In addition, the agreement provides a future earnout payment of up to $25.0 million based on the future sales of certain medical laser and light-based products. We expect to record a resulting after-tax gain of approximately $60.0 to $80.0 million in the third quarter of fiscal 2001. The gain is subject to adjustment based on the actual assets sold to ESC, actual transaction expenses incurred and completion of the valuation of the ESC common stock received.

ESC is a publicly traded company with its common shares listed on the Nasdaq National Market under the symbol "ESCM". ESCM's common stock closed at $26.94 per share on April 27, 2001.

Item 7.       Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.
              Not applicable

(b)           Pro Forma Financial Information

              (1) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                  March 31, 2001.

              (2) Unaudited Pro Forma Condensed Consolidated Statement of
                  Operations for the year ended September 30, 2000.

              (3) Unaudited Pro Forma Condensed Consolidated Statement of
                  Operations for the year ended October 2, 1999.

              (4) Unaudited Pro Forma Condensed Consolidated Statement of
                  Operations for the year ended September 26, 1998.

(c)           Exhibits.
              Not applicable

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COHERENT, INC.



Date:  May 15, 2001                             By: /s/  SCOTT H. MILLER
                                                   -----------------------------
                                                   Senior Vice President and
                                                   General Counsel

                                 COHERENT, INC.
                          UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 and the unaudited pro forma condensed consolidated statements of income for the years ended September 30, 2000, October 2, 1999 and September 26, 1998 give effect to the disposition of CMG. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2001 assumes that the disposition took place as of March 31, 2001. The unaudited pro forma condensed consolidated statements of income gives effect to the disposition as if it had occurred at the beginning of the earliest period presented. A pro forma condensed consolidated statement of income for the six months ended March 31, 2001 has not been presented as the disposition is already reflected in the Quarterly Report on Form 10-Q filed by the Company for the quarter ended March 31, 2001.

The unaudited pro forma condensed consolidated balance sheet and statements of income are presented for information purposes only and are not necessarily indicative of the financial position or the results of operations that would have been obtained had the disposition actually occurred as of the dates assumed nor is it necessarily indicative of the financial position or future results of operations. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this document. The pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and related notes thereto of the Company contained in its Annual Report on Form 10-K for the year ended September 30, 2000 and the condensed consolidated financial statements in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

                         COHERENT, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001
                            (Unaudited; in thousands)

                                                  Coherent               Pro Forma               Coherent
                                                  Historical            Adjustments             Pro Forma
----------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
      Cash and equivalents                        $  84,458              $  89,968  (1)           $176,122
                                                                             1,696  (2)
      Short-term investments                        118,511                                        118,511
      Accounts receivable                            86,576                                         86,576
      Inventories                                   100,652                                        100,652
      Prepaid expenses and other assets              14,055                                         14,055
      Net current assets of discontinued
             operations                              70,882                (52,018) (2)
                                                                           (18,864) (3)
      Deferred tax assets                            20,984                                         20,984
----------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                496,118                 20,782                 516,900
----------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT                              213,359                                        213,359
ACCUMULATED DEPRECIATION AND
      AMORTIZATION                                  (75,145)                                       (75,145)
----------------------------------------------------------------------------------------------------------
      Property and equipment, net                   138,214                                        138,214
----------------------------------------------------------------------------------------------------------
GOODWILL                                             16,269                                         16,269
NET NON-CURRENT ASSETS OF DISCONTINUED
      OPERATIONS                                     49,354                (49,354) (2)
OTHER ASSETS                                         70,897                136,000  (4)            206,897
----------------------------------------------------------------------------------------------------------
                                                   $770,852               $107,428                $878,280
==========================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
      Short-term borrowings                       $  21,699                                      $  21,699
      Current portion of long-term
             obligations                              7,685                                          7,685
      Accounts payable                               27,887                                         27,887
      Other current liabilities                      75,570                 25,917  (3)            101,487
----------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                           132,841                 25,917                 158,758
----------------------------------------------------------------------------------------------------------

LONG-TERM OBLIGATIONS                                67,327                                         67,327
OTHER LONG-TERM LIABILITIES                          23,516                                         23,516
MINORITY INTEREST IN SUBSIDIARIES                    51,857                                         51,857
STOCKHOLDERS' EQUITY                                495,311                (10,032) (1)            576,822
                                                                           (44,781) (3)
                                                                           136,324  (5)
----------------------------------------------------------------------------------------------------------
                                                   $770,852               $107,428                $878,280
==========================================================================================================
SEE ACCOMPANYING NOTES DESCRIBING PRO FORMA ADJUSTMENTS.

                         COHERENT, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 2000
                (Unaudited; in thousands, except per share data)


                                                  Coherent            Pro Forma                  Coherent
                                                  Historical         Adjustments                Pro Forma
----------------------------------------------------------------------------------------------------------
NET SALES                                          $568,272             $(184,289) (6)            $383,983
COST OF SALES                                       290,055               (82,356) (6)             207,699
----------------------------------------------------------------------------------------------------------
GROSS PROFIT                                        278,217              (101,933)                 176,284
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
      Research and development                       57,436               (16,775) (6)              40,661
      Selling, general and administrative           155,626               (66,227) (6)              89,399
      Intangibles amortization                        8,937                (5,908) (6)               3,029
----------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                            221,999               (88,910)                 133,089
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                               56,218               (13,023)                  43,195
OTHER INCOME (EXPENSE):
      Gain on issuance of stock by subsidiary        55,148                                         55,148
      Interest and dividend income                    5,968                   (80) (6)               5,888
      Interest expense                               (6,295)                   89  (6)              (6,206)
      Other - net                                     1,379                  (582) (6)                 797
----------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                         56,200                  (573)                  55,627
----------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES AND
      MINORITY INTEREST                             112,418               (13,596)                  98,822
PROVISION FOR INCOME TAXES                           40,527                (4,883) (6)              35,644
----------------------------------------------------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                      71,891                (8,713)                  63,178
MINORITY INTEREST IN SUBSIDIARIES EARNINGS           (1,954)                                        (1,954)
----------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                  $ 69,937              $ (8,713)                $ 61,224
==========================================================================================================

INCOME FROM CONTINUING OPERATIONS PER SHARE:
      Basic                                      $    2.77                                      $     2.42
      Diluted                                    $    2.56                                      $     2.24
==========================================================================================================

SHARES USED IN COMPUTATION:
      Basic                                          25,252                                         25,252
      Diluted                                        27,319                                         27,319
==========================================================================================================
SEE ACCOMPANYING NOTES DESCRIBING PRO FORMA ADJUSTMENTS.

                         COHERENT, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 2, 1999
                (Unaudited; in thousands, except per share data)


                                                  Coherent               Pro Forma               Coherent
                                                  Historical             Adjustments            Pro Forma
----------------------------------------------------------------------------------------------------------
NET SALES                                          $468,869               $(148,389)  (6)         $320,480
COST OF SALES                                       250,194                 (69,771)  (6)          180,423
----------------------------------------------------------------------------------------------------------
GROSS PROFIT                                        218,675                 (78,618)               140,057
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
      Research and development                       46,759                 (14,661)  (6)           32,098
      In-process research and development            16,000                 (12,000)  (6)            4,000
      Selling, general and administrative           132,138                 (56,147)  (6)           75,991
      Intangibles amortization                        5,701                  (3,551)  (6)            2,150
----------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                            200,598                 (86,359)               114,239
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                               18,077                   7,741                 25,818
OTHER INCOME (EXPENSE):
      Interest and dividend income                    3,042                    (364)  (6)            2,678
      Interest expense                               (3,755)                     28   (6)           (3,727)
      Other - net                                       (16)                     59   (6)               43
----------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                           (729)                   (277)                (1,006)
----------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES AND
      MINORITY INTEREST                              17,348                   7,464                 24,812
PROVISION FOR INCOME TAXES                            4,389                   3,076  (6)             7,465
----------------------------------------------------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                      12,959                   4,388                 17,347
MINORITY INTEREST IN SUBSIDIARIES EARNINGS           (1,118)                                        (1,118)
----------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                  $ 11,841                $  4,388               $ 16,229
==========================================================================================================

INCOME FROM CONTINUING OPERATIONS PER SHARE:
      Basic                                        $  0.49                                        $   0.68
      Diluted                                      $  0.48                                        $   0.66
==========================================================================================================

SHARES USED IN COMPUTATION:
      Basic                                          23,957                                         23,957
      Diluted                                        24,633                                         24,633
==========================================================================================================
SEE ACCOMPANYING NOTES DESCRIBING PRO FORMA ADJUSTMENTS.

                         COHERENT, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 26, 1998
                (Unaudited; in thousands, except per share data)


                                                  Coherent                 Pro Forma             Coherent
                                                  Historical             Adjustments            Pro Forma
----------------------------------------------------------------------------------------------------------
NET SALES                                          $410,449                $(137,024) (6)         $273,425
COST OF SALES                                       213,953                  (61,562) (6)          152,391
----------------------------------------------------------------------------------------------------------
GROSS PROFIT                                        196,496                  (75,462)              121,034
----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES:
      Research and development                       44,534                  (15,427) (6)           29,107
      Selling, general and administrative           123,186                  (56,577) (6)           66,609
      Intangibles amortization                        4,644                   (2,183) (6)            2,461
----------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                            172,364                  (74,187)               98,177
----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                               24,132                   (1,275)               22,857
OTHER INCOME (EXPENSES):
      Interest and dividend income                    1,274                     (223) (6)            1,051
      Interest expense                               (1,236)                      27  (6)           (1,209)
      Other - net                                       443                     (267) (6)              176
----------------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSE)                            481                     (463)                   18
----------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES AND
      MINORITY INTEREST                              24,613                   (1,738)               22,875
PROVISION FOR INCOME TAXES                            4,894                     (158) (6)            4,736
----------------------------------------------------------------------------------------------------------
INCOME BEFORE MINORITY INTEREST                      19,719                   (1,580)               18,139
MINORITY INTEREST IN SUBSIDIARIES EARNINGS             (908)                                          (908)
----------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                  $ 18,811                 $ (1,580)             $ 17,231
==========================================================================================================

INCOME FROM CONTINUING OPERATIONS PER SHARE:
      Basic                                        $  0.80                                        $   0.74
      Dilutive                                     $  0.79                                        $   0.73
==========================================================================================================

SHARES USED IN COMPUTATION:
      Basic                                          23,374                                         23,374
      Diluted                                        23,749                                         23,749
==========================================================================================================
SEE ACCOMPANYING NOTES DESCRIBING PRO FORMA ADJUSTMENTS.

                         COHERENT, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


(1) Represents estimated net cash proceeds from the disposition of CMG, calculated as follows:

     Cash purchase price                                           $100,000
     Less: estimated related cash expenses                          (10,032)
                                                                   --------
     Net cash proceeds                                             $ 89,968
                                                                   ========

(2) Represents adjustments to remove the net current and non-current assets of discontinued operations as of March 31, 2001 and the reclassification of cash of $1,696 not sold to ESC, which is included in net current assets of discontinued operations.

(3) Represents the estimated provision for income taxes of $44,781 on the preliminary estimated pre-tax gain of $113,715 as of March 31, 2001 resulting from the CMG sale to ESC. Such provision consists of (i) a current income tax liability of $25,917 and utilization of $18,864 of deferred income tax assets included as a component of net current assets of discontinued operations as of March 31, 2001.

(4) Represents the preliminary estimated value of 5,432,099 shares of ESC common stock and $12,900 note receivable as follows:

     Shares of ESC common stock                                    $124,390
     Note receivable                                                 11,610
                                                                  ---------
                                                                   $136,000
                                                                  =========

     The value of the ESC common stock is subject to adjustment for the completion of the valuation of the stock. The amount of the note receivable is subject to adjustment if the actual net assets sold as of April 30, 2001 are more or less than a predetermined amount.

(5) Amount represents the difference between the consideration received (cash, ESC common stock and note receivable) and the net assets of discontinued operations as of March 31, 2001(excluding cash and deferred income tax assets). This amount differs from the estimated gain on disposition as of March 31, 2001 of $68,935 by (i) the amount of estimated cash expenses of $10,032, (ii) $12,576 of stock compensation expense relating to acceleration of vesting of stock options of certain employees of CMG and
     (iii) the estimated provision for income taxes of $44,781 on the preliminary estimated pre-tax gain of $113,715. The determination of such gain based on account balances as of March 31, 2001 is preliminary as it is
     (i) subject to finalization of post-closing purchase price adjustment provisions of the asset purchase agreement, (ii) is subject to finalization of estimated related expenses incurred in connection with the CMG Sale as discussed in (1) above, and (iii) is subject to finalization of the valuation of the ESC stock received, and as such, the gain is not necessarily indicative of the gain that will actually be recognized for the CMG Sale.

 (6) To eliminate the results of discontinued operations assuming the sale of CMG to ESC occurred at the beginning of the earliest period presented. Sales and cost of sales amounts have been adjusted to include the sales and related cost of sales from continuing operations of the Company to CMG. After completion of the sale of CMG to ESC, the Company will supply ESC with certain components used in CMG products. Historically, these sales of $22,175, $15,221 and $19,110 in the years ended September 30, 2000, October 2, 1999, and September 26, 1998, respectively, were recorded as intercompany transactions and, therefore, were eliminated in consolidation in the Company's historical financial statements.